UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2023

CARVANA CO.
(Exact name of registrant as specified in its charter)

Delaware		001-38073		81-4549921
(State or other jurisdiction of incorporation)		(Commission File Number)		(I.R.S. Employer Identification No.)

	300 E. Rio Salado Parkway
	Tempe	Arizona	85281
	(Address of principal executive offices, including zip code)

(602) 852-6604
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.001 Per Share	CVNA	New York Stock Exchange
Preferred Stock Purchase Rights	—	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As described below, on May 1, 2023, at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Carvana Co. (the “Company”), the stockholders of the Company approved an amendment (the “Amendment”) of the Carvana Co. 2017 Omnibus Incentive Plan (the “Plan”). Pursuant to the Amendment, the number of shares of Class A common stock reserved for issuance under the Plan was increased by 20,000,000 shares. The Amendment and the Plan are described in Item 4 in the Company’s definitive proxy statement on Schedule 14A, as supplemented for the Annual Meeting, which was filed with the United States Securities and Exchange Commission on March 21, 2023, and which is incorporated by reference herein.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 1, 2023, the Company held its Annual Meeting. Holders representing 789,809,671.40 votes of a total 858,450,230.40 votes were present at the meeting or by proxy, and therefore a quorum was present. Votes were cast as follows:

Item 1: Election of directors

Each of the following directors received the following votes cast at the Annual Meeting, and were elected for a three-year term expiring at the Company's 2026 annual meeting and until their respective successors are duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Michael Maroone	753,865,260.40	10,095,607.00	25,848,804.00
Neha Parikh	749,444,804.40	14,516,063.00	25,848,804.00

Item 2: Ratification of appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2023

The Company's stockholders ratified the appointment of Grant Thornton LLP as the Company's independent auditor for the year ending December 31, 2023.

For	Against	Abstain
786,003,890.40	3,385,648.00	420,133.00

Item 3: Approval, by an advisory vote, of the Company's executive compensation (i.e., “say-on-pay” proposal)

The Company's stockholders approved, by an advisory vote, Carvana’s executive compensation.

For	Against	Abstain	Broker Non-Votes
758,653,023.40	5,086,096.00	221,748.00	25,848,804.00

Item 4: Approval of an amendment to the Carvana Co. 2017 Omnibus Incentive Plan to increase the maximum number of shares of Class A common stock available for issuance thereunder by 20 million shares

The Company's stockholders approved the Amendment, increasing the maximum number of shares of Class A common stock available for issuance under the Plan by 20 million shares.

For	Against	Abstain	Broker Non-Votes
742,182,511.40	21,577,155.00	201,201.00	25,848,804.00

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Third Amendment to the Carvana Co. 2017 Omnibus Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 3, 2023	CARVANA CO.

		By:	/s/ Mark Jenkins
		Name:	Mark Jenkins
		Title:	Chief Financial Officer